Exhibit 99.1(a)

Consent of Director Nominee

FBS Global Limited is filing a Registration Statement on Form F-1 (Registration No. 333-283619) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of FBS Global Limited. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of FBS Global Limited in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: December 18, 2024

/s/ Arthur Kong
Name: Arthur Kong

Exhibit 99.1(b)

Consent of Director Nominee

FBS Global Limited is filing a Registration Statement on Form F-1 (Registration No. 333-283619) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of FBS Global Limited. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of FBS Global Limited in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: December 18, 2024

/s/ Lee Puay Khng
Name: Lee Puay Khng

Exhibit 99.1(c)

Consent of Director Nominee

FBS Global Limited is filing a Registration Statement on Form F-1 (Registration No. 333-283619) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of FBS Global Limited. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of FBS Global Limited in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: December 18, 2024

/s/ Charlie Yi
Name: Charlie Yi